UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21636

              First Trust/Aberdeen Global Opportunity Income Fund
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
       -----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
       -----------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2012
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST


                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2012

                              FIRST TRUST/ABERDEEN
                         GLOBAL OPPORTUNITY INCOME FUND

    ABERDEEN
ASSET MANAGEMENT

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                               DECEMBER 31, 2012

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  7
Schedule of Forward Foreign Currency Contracts............................... 14
Statement of Assets and Liabilities.......................................... 15
Statement of Operations...................................................... 16
Statements of Changes in Net Assets.......................................... 17
Statement of Cash Flows...................................................... 18
Financial Highlights......................................................... 19
Notes to Financial Statements................................................ 20
Report of Independent Registered Public Accounting Firm...................... 27
Additional Information....................................................... 28
Trustees and Officers........................................................ 30
Privacy Policy............................................................... 32

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust/Aberdeen Global Opportunity Income Fund (the "Fund").

The report you hold contains detailed information about the Fund over the twelve months ended December 31, 2012. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investment so you and your financial advisor are current on what you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
"AT A GLANCE"
AS OF DECEMBER 31, 2012 (UNAUDITED)

---------------------------------------------------------------------
FUND STATISTICS
---------------------------------------------------------------------
Symbol on New York Stock Exchange                               FAM
Common Share Price                                           $17.85
Common Share Net Asset Value ("NAV")                         $18.37
Premium (Discount) to NAV                                     (2.83)%
Net Assets Applicable to Common Shares                 $319,570,247
Current Monthly Distribution per Common Share (1)            $0.130
Current Annualized Distribution per Common Share             $1.560
Current Distribution Rate on Closing Common Share Price (2)    8.74%
Current Distribution Rate on NAV (2)                           8.49%
---------------------------------------------------------------------


---------------------------------------------------------------------
           COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
---------------------------------------------------------------------
            Common Share Price    NAV
12/11       15.76                 16.94
            15.88                 16.85
            15.99                 16.97
            16.40                 17.25
1/12        16.83                 17.54
            17.02                 17.66
            17.00                 17.55
            17.17                 17.65
2/12        17.52                 17.72
            17.40                 17.72
            17.49                 17.71
            17.20                 17.66
            17.57                 17.60
3/12        17.46                 17.61
            17.31                 17.43
            17.42                 17.47
            17.33                 17.54
4/12        17.60                 17.76
            17.58                 17.65
            17.52                 17.45
            16.65                 17.08
5/12        16.94                 16.97
            16.65                 16.70
            16.97                 16.99
            16.92                 17.15
            17.15                 17.20
6/12        17.09                 17.44
            17.28                 17.43
            17.45                 17.63
            17.69                 17.83
7/12        17.71                 17.81
            17.63                 17.83
            17.74                 17.87
            17.71                 17.70
            17.87                 17.82
8/12        17.96                 17.83
            18.02                 17.92
            18.20                 18.06
            18.11                 18.04
9/12        18.63                 18.09
            18.05                 17.93
            17.99                 18.03
            18.00                 18.17
10/12       18.05                 18.10
            17.85                 17.94
            17.89                 18.00
            17.34                 17.94
            17.80                 18.03
11/12       17.98                 18.16
            17.63                 18.21
            17.60                 18.28
            17.94                 18.26
            17.81                 18.34
12/12       17.85                 18.36


---------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------
                                                                        Average Annual Total Return
                                                                   --------------------------------------
                                                  1 Year Ended     5 Years Ended   Inception (11/23/2004)
                                                   12/31/2012       12/31/2012         to 12/31/2012
FUND PERFORMANCE (3)
NAV                                                  18.51%           10.57%               9.71%
Market Value                                         23.85%           12.49%               8.71%

INDEX PERFORMANCE
Blended Benchmark(4)                                 12.18%            7.99%               7.87%
Barclays Capital Global Emerging Markets Index       18.14%            9.50%               9.68%
Barclays Capital Global Aggregate Index               4.32%            5.44%               4.99%
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------
                                                           % OF TOTAL
TOP 10 HOLDINGS                                           INVESTMENTS
---------------------------------------------------------------------
Asian Development Bank, 5.50%, 02/15/16                         4.9%
New Zealand Government Bond, 6.00%, 12/15/17                    4.5
European Investment Bank, 6.50%, 09/10/14                       4.1
Brazil Notas do Tesouro Nacional, Series F, 10.00%,
   01/01/17                                                     3.9
Republic of South Africa, 10.50%, 12/21/26                      3.4
Province of Manitoba, 6.38%, 09/01/15                           3.3
Australian Government, 6.00%, 02/15/17                          3.2
Treasury Corp. Victoria, 6.00%, 10/17/22                        2.9
United Kingdom Treasury, 6.00%, 12/07/28                        2.8
Mexican Bonos Desarr Fixed Rate Bond, 7.50%, 06/03/27           2.6
---------------------------------------------------------------------
                                      Total                    35.6%
                                                              ======

---------------------------------------------------------------------
                                                           % OF TOTAL
TOP 10 COUNTRIES(5)                                       INVESTMENTS
---------------------------------------------------------------------
Multinational                                                   8.9%
Australia                                                       8.4
Russia                                                          8.3
Canada                                                          8.1
Brazil                                                          7.2
Mexico                                                          6.4
Turkey                                                          5.4
South Africa                                                    4.5
New Zealand                                                     4.5
United Kingdom                                                  4.4
---------------------------------------------------------------------
                                      Total                    66.1%
                                                              ======

---------------------------------------------------------------------
                                                           % OF TOTAL
CREDIT QUALITY(6)                                         INVESTMENTS
---------------------------------------------------------------------
AAA                                                            29.6%
AA+                                                             3.3
AA                                                              3.0
A                                                               6.6
A-                                                              4.6
BBB+                                                            7.4
BBB                                                            10.4
BBB-                                                           11.6
BB+                                                             0.7
BB                                                              2.0
BB-                                                             5.3
B+                                                              7.2
B                                                               4.3
B-                                                              1.1
CC                                                              0.5
NR                                                              2.4
---------------------------------------------------------------------
                                      Total                   100.0%
                                                              ======

---------------------------------------------------------------------
                                                           % OF TOTAL
INDUSTRY CLASSIFICATION                                   INVESTMENTS
---------------------------------------------------------------------
Government Bonds and Notes                                     72.7%
Supranational Bank                                              8.9
Commercial Banks                                                2.5
Road & Rail                                                     2.4
Oil, Gas & Consumable Fuels                                     2.2
Household Durables                                              1.4
Diversified Financial Services                                  1.4
Metals & Mining                                                 1.1
Multi-Utilities                                                 1.0
Special Purpose Banks                                           1.0
Consumer Finance                                                0.8
Wireless Telecommunication Services                             0.7
Food Products                                                   0.6
Electric Utilities                                              0.6
Chemicals                                                       0.6
Machinery                                                       0.5
Diversified Telecommunication Services                          0.4
Construction Materials                                          0.4
Real Estate Management & Development                            0.3
Construction & Engineering                                      0.3
Industrial Conglomerates                                        0.2
---------------------------------------------------------------------
                                      Total                   100.0%
                                                              ======


(1) Most recent distribution paid or declared through 12/31/2012. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 12/31/2012. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended benchmark consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

(5) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.

(6) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                 ANNUAL REPORT
                               DECEMBER 31, 2012

                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Below is additional information about the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

JOZSEF SZABO
HEAD OF GLOBAL MACRO

Jozsef Szabo joined Aberdeen in 2011 from the central bank of Hungary where for the last six years he had managed fixed-income portfolios as a part of the official foreign currency reserves management operations. Previously, Mr. Szabo worked in monetary analysis within the central bank and served as secretary to the Monetary Council. Prior to that, Mr. Szabo worked for the Hungarian Government Debt Management Agency.

BRETT DIMENT
HEAD OF EMERGING MARKET DEBT

Mr. Diment joined Deutsche Asset Management Group Limited ("Deutsche") in 1991 as a member of the fixed-income group and became head of the Emerging Market Debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the Emerging Market Debt team and portfolios.

KEVIN DALY
PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Daly joined the Emerging Market Debt team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings at Standard & Poor's. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ
PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Management, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

MAX WOLMAN
PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Market Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

ESTHER CHAN
PORTFOLIO MANAGER, EMERGING MARKET DEBT

Ms. Chan joined Aberdeen in Singapore in 2005 where she started as a corporate credit analyst and trader working across investment-grade and high-yield assets in the region. She has 6 years of experience in the asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt and Emerging Market corporates. Prior to joining Aberdeen, Ms. Chan worked as a corporate finance analyst at John Moore, assisting in various deals focused on the debt restructuring in Indonesian firms facing creditor holdout situations, post-Asian crisis.

                                   COMMENTARY

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues its investment objectives by investing in the world bond markets through a diversified portfolio of investment-grade and below-investment grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved, and the Fund may not be appropriate for all investors.

CHANGE IN CERTAIN INVESTMENT STRATEGIES

On December 10, 2012, the Fund's Board of Trustees approved a change to certain of the Fund's investment strategies. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. As such, on or about April 30, 2013, the following Fund investment strategy will become effective:

      o The Fund may invest up to 5% of its Managed Assets in non-deliverable forward foreign exchange contracts for purposes of hedging.

FUND RECAP

The Fund had a net asset value ("NAV") total return of 18.51% and a market value total return of 23.85% for the year ended December 31, 2012, compared to the blended benchmark1 total return of 12.18% over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the year ended December 31, 2012, for these indexes were as follows: the Barclays Capital Global Emerging Markets Index was 18.14% and the Barclays Capital Global Aggregate Index was 4.32%.

PERFORMANCE ANALYSIS - DEVELOPED MARKETS

Over the course of 2012, the Fund's developed market portfolio outperformed the Citigroup World Government Bond Index ("Bond Index"). The Fund returned 17.10% versus 12.17% for this index. The Fund's investments were concentrated in Australia, New Zealand, Canada and the UK relative to underweight positions in Europe and Japan and the U.S. Strong returns in Australian, New Zealand and UK bonds were major positive contributors to outperformance during the period, as well as a large negative return in Japan. The underweight position in Europe gave a negative contribution over the period.

PERFORMANCE ANALYSIS - EMERGING MARKETS

Over the year, the Fund outperformed in hard currency space benefitting from its overweight position in the Ivory Coast, which was the top performing country in the JP Morgan Emerging Markets Bond Index Global Diversified. The Fund also held tactical positions in several off benchmark EM corporates which resulted in strong performance. Examples include state-owned companies in Dubai and Russian telecom companies. The Fund's underweight positions in high-grade sovereigns also benefitted performance as these sovereigns underperformed the benchmark.

Local currency performance was more mixed, underperforming the benchmark predominately because of the Fund's underweight positions in both Hungary and Poland. The Fund's overweight holdings in the higher-yielding sovereigns such as South Africa, Indonesia and Brazil also hurt performance as these countries' currencies tended to underperform countries such as Poland, Chile, and Peru and their lower-yielding currencies.

An important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative

-----------------------

1 Blended benchmark consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

impact of the evaluation changes on Common Share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Barclays Capital Global Emerging Markets Index, Barclays Capital Global Aggregate Index and the components of the blended benchmark are not leveraged. Leverage had a positive impact on the performance of the Fund over this reporting period.

MARKET RECAP AND FUND OUTLOOK - DEVELOPED MARKETS

Core developed bond markets provided decent returns in 2012, rallying as stress in peripheral Europe led to high demand for safe assets and remaining at depressed levels of yield thanks to a weak global growth outlook and the action of central banks.

European troubles had a pronounced impact on all markets, with stress reappearing in earnest in April/May after the lull induced by the European Central Bank's (ECB) Long Term Refinancing Operations (LTRO) early in the year as growth forecasts were revised lower and deficit numbers increased. This prompted a rate cut from the ECB, taking the deposit rate to zero, and the introduction of a scheme for bond purchases - Outright Monetary Transactions
(OMT) - contributing considerably to a global hunt for yield, during which both peripheral and core markets were well supported as spreads compressed.

The U.S. Federal Reserve ("Fed") continued with an easing bias in 2012, making changes to policy. From a position at the beginning of the year where the conditions of rates were seen as on hold "at least through mid-2013" and the maturity of Treasury holdings was being extended, by the end of 2012 the Fed was buying $85bn bonds per month, while forward guidance on rates was linked explicitly to improving unemployment and inflation, which the Fed believes is consistent with no hikes until 2015. This helped to keep yields low in the U.S. and abroad, while weakening the U.S. dollar and hence increasing returns in other currencies.

In the UK, the Bank of England conducted further quantitative easing as the growth outlook remained poor and inflation slowed, ensuring gilts were supported. However, later in the year, the central bank attempted an innovative policy directly aimed at increasing credit supply to the private sector, known as the Funding for Lending Scheme. Despite the positive reception, we believe the outlook for the UK is weak, with austerity and poor economic confidence a drag.

The Reserve Bank of Australia cut interest rates from 4.25% to 3.00% over the course of 2012, leading to good performance in Australian government bonds. The economic outlook deteriorated as the strong currency and slowing Chinese economy were a drag on activity, while the central bank became less optimistic about the mining investment cycle. However, the Australian dollar was buoyant as demand from international central banks and sovereign wealth funds was high. This also supported the New Zealand dollar, as well as rates remaining at 2.50% throughout the year - one of the few developed central banks not to ease policy, along with the Bank of Canada.

Troubled peripheral economies in the Eurozone continue to pose risks, which derive from and lead to contagion and systemic problems. Action by the European Central Bank, as well as progress towards fiscal integration and debt mutualization, may reduce the likelihood of these issues worsening. However, we believe the steps toward a more integrated Europe will be slow and difficult, as will rebalancing the external position of all Eurozone nations. Consequently, the ECB may keep rates low for the longest period and maintain or expand non-standard measures, providing effective liquidity support while this adjustment occurs and holds the currency union together. In our opinion, market stress is required to prompt policy makers to take tough decisions. Hence, we continue to show caution on exposure to European debt.

In the U.S., we remain modestly upbeat as we foresee gradual improvement in labor and housing markets leading to a pickup in consumption. We believe core government bonds are fundamentally overvalued, offering little value to long-term investors. However, financial repression, where central banks artificially keep rates low and increase liquidity while the various arms of the state take more control over the asset allocations of domestic pension funds, banks and insurers, is likely to continue to be the dominant factor in determining the level and shape of yield curves for a significant period. As such, real yields are likely to remain pegged at very low levels, while inflation is low due to deleveraging and slack in many sectors of the economy.

The developed market section of the Fund is set to remain invested primarily in the relatively high-yielding Australian and New Zealand government bond markets for the time being, with small allocations to UK and Canada. Our outlook for Australia suggests lower rates and compression in spread with the U.S., combined with attractive income and a well-supported currency, while New Zealand is likely to follow suit.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

MARKET AND FUND OUTLOOK - EMERGING MARKETS

Emerging market debt performed strongly in 2012. Over the year, the JP Morgan Emerging Markets Bond Index Global Diversified gained 17.42%, and its spread narrowed 147 basis points from +404 over U.S. Treasuries. The JP Morgan Global Bond Index - Emerging Markets Diversified increased 21.5% over the year.

In hard currency debt, all regions posted positive returns, but performance was uneven. Emerging Europe was the strongest performer as the Balkans, Baltics and Commonwealth of Independent States, commonly referred to as CIS, all excelled, while the Middle East underperformed as Jordan suffered from an energy crisis. Ivory Coast was the top performer during 2012, increasing by 89.1% as it sought to normalize relations with creditors, while other high-yielding credits in Venezuela, Pakistan and Belarus also performed strongly. Belize was the worst-performing credit over the year, having defaulted on its "superbond" in August, while highly-indebted countries Jamaica and Lebanon also struggled over the year. In local currency debt, Asia was the only region to have a single-digit return as Indonesia and Malaysia all lagged. Nigeria was the top performer, benefitting from its inclusion into the benchmark index while Europe was spurred on by strong performance by Hungary.

Global risk appetite improved at the start of 2012 due to the ECB injecting liquidity via two LTROs in December and February and the U.S. Federal Reserve providing a dovish interest rate outlook in January. In addition, the People's Bank of China (PBoC) announced its first 0.5% reserve requirement ratio cut in 2012, appeasing slowing global growth indicators.

In response to the continuation of poor economic data trends, the PBoC cut the benchmark lending rate by 0.25% to 6.31% in early June, while the Central Bank of Brazil cut the Selic rate by 0.75% in April and 0.5% in May to 8.5%. The announcement of an extension of 'Operation Twist' by the Fed and a surprisingly positive outcome from the European Union summit helped to further boost market sentiment in the second quarter.

Our outlook for emerging market debt is constructive for 2013. However, we envisage more modest returns in the coming year following the strong performance of the asset class in 2012. We believe global growth will continue to be driven by emerging markets and we see most scope for returns deriving from emerging market currencies which have generally lagged the other parts of the asset class. We believe a key risk to the Fund's returns' expectations is the sensitivity of the asset class to rising U.S. Treasury yields, which could occur if U.S. macroeconomic indicators show some signs of recovery. Having said that, we believe the prospects for stronger economic growth in the U.S. and China may also herald a stronger outlook for emerging market exports given the interconnectivity of global trade, which could have a positive effect on emerging market assets. We believe the Eurozone sovereign debt crisis and the zero growth prospects will continue to make headlines in 2013, although its effect on emerging markets will most likely be limited to temporary episodes of risk-off sentiment given the reduced Euro tail risk. China was at the forefront of investors' minds in 2012, but having avoided a hard landing last year, going forward we expect a continued moderation in long-term potential growth. Even more importantly, in our opinion, structural growth remains strong.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2012

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED           VALUE
   CURRENCY)                       DESCRIPTION                                 COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (b) - 91.6%

                  ARGENTINA - 1.6%
       2,920,000  Republic of Argentina (USD) .............................     7.00%        09/12/13     $   2,901,125
       2,445,000  Republic of Argentina (USD) .............................     8.75%        06/02/17         2,176,050
                                                                                                          -------------
                                                                                                              5,077,175
                                                                                                          -------------
                  AUSTRALIA - 10.6%
      11,000,000  Australian Government (AUD) .............................     6.00%        02/15/17        12,884,749
       8,100,000  Queensland Treasury (AUD) ...............................     6.00%        10/14/15         9,084,236
       9,800,000  Treasury Corp. of Victoria (AUD) ........................     6.00%        10/17/22        11,856,334
                                                                                                          -------------
                                                                                                             33,825,319
                                                                                                          -------------
                  BRAZIL - 6.6%
       8,320,000  Brazil Notas do Tesouro Nacional Series F (BRL) .........    10.00%        01/01/15         4,239,067
      30,455,000  Brazil Notas do Tesouro Nacional Series F (BRL) .........    10.00%        01/01/17        15,697,749
         900,000  Republic of Brazil (USD) ................................     5.63%        01/07/41         1,183,500
                                                                                                          -------------
                                                                                                             21,120,316
                                                                                                          -------------
                  CANADA - 10.2%
       1,700,000  Canadian Government Bond (CAD) ..........................     5.25%        06/01/13         1,738,522
       5,000,000  Canadian Government Bond (CAD) ..........................     8.00%        06/01/23         7,936,463
      15,000,000  Province of Manitoba (NZD) ..............................     6.38%        09/01/15        13,352,989
      10,965,000  Province of Ontario (NZD) ...............................     6.25%        06/16/15         9,692,448
                                                                                                          -------------
                                                                                                             32,720,422
                                                                                                          -------------
                  COSTA RICA - 0.4%
       1,200,000  Republic of Costa Rica (USD) ............................     4.25%        01/26/23         1,216,800
                                                                                                          -------------
                  CROATIA - 0.8%
       2,370,000  Croatia Government International Bond (USD) .............     6.63%        07/14/20         2,719,575
                                                                                                          -------------
                  DOMINICAN REPUBLIC - 1.0%
         700,000  Dominican Republic (USD) ................................     7.50%        05/06/21           818,300
       2,066,000  Dominican Republic (USD) ................................     8.63%        04/20/27         2,502,959
                                                                                                          -------------
                                                                                                              3,321,259
                                                                                                          -------------
                  EGYPT - 0.4%
         350,000  Arab Republic of Egypt (USD) (c) ........................     6.88%        04/30/40           333,375
       1,140,000  Arab Republic of Egypt (USD) ............................     6.88%        04/30/40         1,085,850
                                                                                                          -------------
                                                                                                              1,419,225
                                                                                                          -------------
                  EL SALVADOR - 0.2%
         550,000  Republic of El Salvador (USD) (c) .......................     5.88%        01/30/25           558,800
         150,000  Republic of El Salvador (USD) ...........................     8.25%        04/10/32           181,875
                                                                                                          -------------
                                                                                                                740,675
                                                                                                          -------------
                  GEORGIA - 0.4%
       1,300,000  Georgian Oil and Gas Corp. (USD) (c) ....................     6.88%        05/16/17         1,352,000
                                                                                                          -------------



                        See Notes to Financial Statements                 Page 7

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2012

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED           VALUE
   CURRENCY)                       DESCRIPTION                                 COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (b) - (CONTINUED)

                  HUNGARY - 4.4%
     810,000,000  Hungary Government Bond (HUF) ...........................     6.75%        08/22/14     $   3,759,021
   2,170,000,000  Hungary Government Bond (HUF) ...........................     6.75%        11/24/17        10,225,260
                                                                                                          -------------
                                                                                                             13,984,281
                                                                                                          -------------
                  INDONESIA - 1.6%
  17,100,000,000  Indonesian Government Bond (IDR) ........................    10.00%        07/15/17         2,153,560
  18,670,000,000  Indonesian Government Bond (IDR) ........................    10.50%        08/15/30         2,860,138
                                                                                                          -------------
                                                                                                              5,013,698
                                                                                                          -------------
                  IVORY COAST - 1.4%
       4,850,000  Ivory Coast Government Bond (USD) (e) ...................     3.75%        12/31/32         4,559,000
                                                                                                          -------------
                  LATVIA - 0.8%
       2,700,000  Republic of Latvia (USD) (c) ............................     2.75%        01/12/20         2,683,800
                                                                                                          -------------
                  MALAYSIA - 2.5%
       9,000,000  Malaysia Government Bond (MYR) ..........................     3.21%        05/31/13         2,944,999
      14,500,000  Malaysia Government Bond (MYR) ..........................     4.01%        09/15/17         4,902,076
                                                                                                          -------------
                                                                                                              7,847,075
                                                                                                          -------------
                  MEXICO - 5.0%
     115,500,000  Mexican Bonos Desarr Fixed Rate Bond (MXN) ..............     7.50%        06/03/27        10,417,579
      32,950,000  Mexican Bonos Desarr Fixed Rate Bond (MXN) ..............    10.00%        11/20/36         3,692,219
       1,500,000  United Mexican States (USD) .............................     6.05%        01/11/40         2,019,000
                                                                                                          -------------
                                                                                                             16,128,798
                                                                                                          -------------
                  MONGOLIA - 0.3%
         600,000  Mongolia Government International Bond (USD) ............     4.13%        01/05/18           595,500
         400,000  Mongolia Government International Bond (USD) ............     5.13%        12/05/22           394,000
                                                                                                          -------------
                                                                                                                989,500
                                                                                                          -------------
                  NEW ZEALAND - 5.7%
      19,150,000  New Zealand Government Bond (NZD) .......................     6.00%        12/15/17        18,070,847
                                                                                                          -------------
                  NIGERIA - 2.6%
   1,356,000,000  Republic of Nigeria (NGN) ...............................      (d)         06/27/13         8,216,848
                                                                                                          -------------
                  PAKISTAN - 0.5%
       1,800,000  Islamic Republic of Pakistan (USD) ......................     6.88%        06/01/17         1,656,000
                                                                                                          -------------
                  PERU - 1.6%
      10,100,000  Peruvian Government Bond (PEN) ..........................     7.84%        08/12/20         4,996,780
                                                                                                          -------------
                  QATAR - 0.7%
       1,660,000  State of Qatar (USD) ....................................     6.40%        01/20/40         2,329,312
                                                                                                          -------------
                  ROMANIA - 1.5%
       3,910,000  Romanian Government International Bond (USD) ............     6.75%        02/07/22         4,765,312
                                                                                                          -------------
                  RUSSIA - 2.1%
     185,000,000  Russian Foreign Bond (RUB) ..............................     7.85%        03/10/18         6,615,361
                                                                                                          -------------


Page 8                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2012

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED           VALUE
   CURRENCY)                       DESCRIPTION                                 COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN SOVEREIGN BONDS AND NOTES (b) - (CONTINUED)

                  SERBIA - 3.2%
         800,000  Republic of Serbia (USD) ................................     5.25%        11/21/17     $     834,000
       3,150,000  Republic of Serbia (USD) ................................     7.25%        09/28/21         3,634,312
       2,600,000  Republic of Serbia (USD) (c) ............................     7.25%        09/28/21         2,999,750
     248,000,000  Serbia Treasury Bills (RSD) .............................      (d)         01/17/13         2,900,802
                                                                                                          -------------
                                                                                                             10,368,864
                                                                                                          -------------
                  SOUTH AFRICA - 5.7%
      20,300,000  Republic of South Africa (ZAR) ..........................    13.50%        09/15/15         2,881,472
      89,100,000  Republic of South Africa (ZAR) ..........................    10.50%        12/21/26        13,484,070
      17,100,000  Republic of South Africa (ZAR) ..........................     7.00%        02/28/31         1,872,395
                                                                                                          -------------
                                                                                                             18,237,937
                                                                                                          -------------
                  TURKEY - 5.7%
       2,100,000  Republic of Turkey (USD) ................................     6.25%        09/26/22         2,622,900
      16,100,000  Turkey Government Bond (TRY) ............................     9.00%        01/27/16         9,751,422
       8,300,000  Turkey Government Bond (TRY) ............................    10.50%        01/15/20         5,702,223
                                                                                                          -------------
                                                                                                             18,076,545
                                                                                                          -------------
                  UNITED ARAB EMIRATES - 1.3%
       3,170,000  Dubai Government International Bond (USD) ...............     7.75%        10/05/20         4,010,050
                                                                                                          -------------
                  UNITED KINGDOM - 5.6%
       1,200,000  United Kingdom Treasury (GBP) ...........................     8.00%        12/07/15         2,383,772
       4,600,000  United Kingdom Treasury (GBP) ...........................     6.00%        12/07/28        11,090,067
       2,170,000  United Kingdom Treasury (GBP) ...........................     4.25%        12/07/49         4,340,021
                                                                                                          -------------
                                                                                                             17,813,860
                                                                                                          -------------
                  URUGUAY - 2.0%
      81,275,468  Republica Orient Uruguay, Inflation Adjusted Bond
                     (UYU) (f) ............................................     5.00%        09/14/18         4,895,597
      22,491,531  Republica Orient Uruguay, Inflation Adjusted Bond
                     (UYU) (f) ............................................     4.25%        04/05/27         1,376,580
                                                                                                          -------------
                                                                                                              6,272,177
                                                                                                          -------------
                  VENEZUELA - 4.9%
       1,170,000  Republic of Venezuela (USD) .............................     8.50%        10/08/14         1,202,760
       9,720,000  Republic of Venezuela (USD) .............................     5.75%        02/26/16         9,306,900
       1,600,000  Republic of Venezuela (USD) .............................     7.75%        10/13/19         1,516,000
       1,000,000  Republic of Venezuela (USD) .............................     7.65%        04/21/25           885,000
       2,430,000  Republic of Venezuela (USD) .............................    11.95%        08/05/31         2,776,275
                                                                                                          -------------
                                                                                                             15,686,935
                                                                                                          -------------
                  VIETNAM - 0.3%
         800,000  Socialist Republic of Vietnam (USD) .....................     6.88%        01/15/16           878,000
                                                                                                          -------------
                 TOTAL FOREIGN SOVEREIGN BONDS AND NOTES ..............................................     292,713,746
                 (Cost $253,247,248)                                                                      -------------




                        See Notes to Financial Statements                 Page 9

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2012

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED           VALUE
   CURRENCY)                       DESCRIPTION                                 COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN CORPORATE BONDS AND NOTES (b) - 34.3%

                  BRAZIL - 2.5%
         600,000  Banco do Estado do Rio Grande do Sul (USD) (c) ..........     7.38%        02/02/22     $     660,000
         660,000  OAS Investments GMBH (USD) (c) ..........................     8.25%        10/19/19           701,250
         550,000  Odebrecht Finance Ltd. (USD) ............................     7.50%        09/14/15           603,625
         600,000  Odebrecht Finance Ltd. (USD) (c) ........................     7.13%        06/26/42           699,000
       1,950,000  OGX Petroleo e Gas Participacoes S.A. (USD) .............     8.50%        06/01/18         1,764,750
         900,000  OSX 3 Leasing B.V. (USD) (c) ............................     9.25%        03/20/15           932,625
         600,000  QGOG Constellation S.A. (USD) (c) .......................     6.25%        11/09/19           627,000
         800,000  Vale Overseas Ltd. (USD) ................................     4.38%        01/11/22           856,840
       1,100,000  Virgolino de Oliveira Finance Ltd. (USD) ................    10.50%        01/28/18         1,133,000
                                                                                                          -------------
                                                                                                              7,978,090
                                                                                                          -------------
                  CHINA - 0.8%
       1,250,000  China Overseas Finance Cayman II Ltd. (USD) .............     5.50%        11/10/20         1,397,734
         600,000  COSL Finance BVI Ltd. (USD) (c) .........................     3.25%        09/06/22           588,001
         600,000  Yancoal International Resources Development Co. Ltd.
                     (USD) (c) ............................................     5.73%        05/16/22           619,765
                                                                                                          -------------
                                                                                                              2,605,500
                                                                                                          -------------
                  CROATIA - 0.3%
         850,000  Hrvatska Electroprivreda (USD) (c) ......................     6.00%        11/09/17           901,000
                                                                                                          -------------
                  DOMINICAN REPUBLIC - 0.5%
       1,350,000  AES Andres Dominicana/Itabo Dominicana (USD) ............     9.50%        11/12/20         1,507,275
                                                                                                          -------------
                  EL SALVADOR - 0.5%
       1,550,000  Telemovil Finance Co., Ltd. (USD) .......................     8.00%        10/01/17         1,685,625
                                                                                                          -------------
                  GERMANY - 1.2%
       3,650,000  KfW International Finance (CAD) .........................     4.95%        10/14/14         3,899,526
                                                                                                          -------------
                  GUATEMALA - 0.5%
       1,550,000  Industrial Subordinated Trust (USD) .....................     8.25%        07/27/21         1,732,125
                                                                                                          -------------
                  INDONESIA - 0.2%
         700,000  PT Adaro Indonesia (USD) ................................     7.63%        10/22/19           784,000
                                                                                                          -------------
                  KAZAKHSTAN - 0.9%
       1,000,000  Kazakhstan Temir Zholy Finance B.V. (USD) (c) ...........     6.95%        07/10/42         1,260,000
       1,500,000  Zhaikmunai International B.V. (USD) (c) .................     7.13%        11/13/19         1,575,000
                                                                                                          -------------
                                                                                                              2,835,000
                                                                                                          -------------
                  MEXICO - 3.0%
         800,000  Alpek S.A. de C.V. (USD) (c) ............................     4.50%        11/20/22           836,000
       1,400,000  BBVA Bancomer S.A. Texas (USD) (c) ......................     6.75%        09/30/22         1,578,500
         850,000  CEMEX Espana S.A. Luxembourg (USD) ......................     9.88%        04/30/19           952,000
         460,000  CEMEX Finance, LLC (USD) (c) ............................     9.38%        10/12/22           519,800
       1,300,000  Corporacion GEO S.A. de C.V. (USD) (c) ..................     8.88%        03/27/22         1,387,750
       1,136,000  Desarrolladora Homex S.A. (USD) .........................     9.50%        12/11/19         1,232,560
       2,590,375  GEO Maquinaria S.A. de C.V. (USD) .......................     9.63%        05/02/21         2,473,808
         525,000  Urbi Desarrollos Urbanos Sab de C.V. (USD) ..............     9.50%        01/21/20           501,375
                                                                                                          -------------
                                                                                                              9,481,793
                                                                                                          -------------


Page 10                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2012

   PRINCIPAL
     VALUE
     (LOCAL                                                                    STATED        STATED           VALUE
   CURRENCY)                       DESCRIPTION                                 COUPON       MATURITY      (US DOLLARS)
----------------  ---------------------------------------------------------  ----------   -------------   -------------
FOREIGN CORPORATE BONDS AND NOTES (b) - (CONTINUED)

                  MULTINATIONAL - 11.3%
      17,600,000  Asian Development Bank (AUD) ............................     5.50%        02/15/16     $  19,560,534
      18,800,000  European Investment Bank (NZD) ..........................     6.50%        09/10/14        16,399,447
                                                                                                          -------------
                                                                                                             35,959,981
                                                                                                          -------------
                  NIGERIA - 0.5%
       1,400,000  Access Finance B.V. (USD) (c) ...........................     7.25%        07/25/17         1,462,864
                                                                                                          -------------
                  RUSSIA - 8.3%
       1,750,000  Alfa Bank (USD) .........................................     7.88%        09/25/17         1,960,000
         300,000  Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD) .........     7.75%        04/28/21           333,750
       1,400,000  EuroChem Mineral & Chemical CO OJSC (USD) (c) ...........     5.13%        12/12/17         1,435,882
         900,000  Gazprom Neft OAO via GPN Capital S.A. (USD) (c) .........     4.38%        09/19/22           924,750
       1,870,000  Home Credit & Finance Bank (USD) (c) ....................     9.38%        04/24/20         1,968,175
       1,400,000  Metalloinvest Finance Ltd. (USD) ........................     6.50%        07/21/16         1,475,250
         900,000  Rosneft Oil CO Via Rosneft International Finance Ltd.
                     (USD) (c)                                                  4.20%        03/06/22           918,000
     128,300,000  RSHB Capital S.A. (RUB) .................................     7.50%        03/25/13         4,196,794
     278,600,000  RZD Capital Ltd. (RUB) ..................................     8.30%        04/02/19         9,482,540
       1,000,000  Sberbank of Russia via SB Capital S.A. (USD) (c) ........     6.13%        02/07/22         1,145,000
       1,300,000  Vimpelcom Holdings B.V. (USD) ...........................     7.50%        03/01/22         1,493,375
       1,200,000  VTB Bank OJSC via VTB Capital S.A. (USD) ................     6.88%        05/29/18         1,357,800
                                                                                                          -------------
                                                                                                             26,691,316
                                                                                                          -------------
                  TURKEY - 1.1%
         800,000  Turkiye Is Bankasi A.S. (USD) (c) .......................     6.00%        10/24/22           847,000
         800,000  Turkiye Vakiflar Bankasi (USD) (c) ......................     6.00%        11/01/22           832,000
       1,700,000  Yasar Holdings (USD) ....................................     9.63%        10/07/15         1,791,375
                                                                                                          -------------
                                                                                                              3,470,375
                                                                                                          -------------
                  UKRAINE - 0.9%
       1,500,000  Metinvest B.V. (USD) ....................................    10.25%        05/20/15         1,548,750
       1,290,000  MHP S.A. (USD) ..........................................    10.25%        04/29/15         1,370,625
                                                                                                          -------------
                                                                                                              2,919,375
                                                                                                          -------------
                  UNITED ARAB EMIRATES - 1.3%
         800,000  Abu Dhabi National Energy Co. (USD) (c) .................     3.63%        01/12/23           828,000
       2,680,000  Dubai Electricity & Water Authority (USD) ...............     7.38%        10/21/20         3,309,800
                                                                                                          -------------
                                                                                                              4,137,800
                                                                                                          -------------
                  VENEZUELA - 0.5%
       1,700,000  Petroleos de Venezuela S.A. (USD) .......................     8.50%        11/02/17         1,683,000
                                                                                                          -------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES .............................................     109,734,645
                  (Cost $93,807,723)                                                                      -------------



                        See Notes to Financial Statements                Page 11

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2012

     SHARES                                            DESCRIPTION                                            VALUE
----------------  -------------------------------------------------------------------------------------   -------------
COMMON STOCKS - 0.0%

                  KAZAKHSTAN - 0.0%
             342  BTA Bank JSC (g) ....................................................................   $           1
                                                                                                          -------------
                  TOTAL COMMON STOCKS .................................................................               1
                  (Cost $0)                                                                               -------------

                  TOTAL INVESTMENTS - 125.9% ..........................................................     402,448,392
                  (Cost $347,054,971) (h)

                  OUTSTANDING LOANS - (30.8%) .........................................................     (98,440,602)
                  NET OTHER ASSETS AND LIABILITIES - 4.9% .............................................      15,562,457
                                                                                                          -------------
                  NET ASSETS - 100.0% .................................................................   $ 319,570,247
                                                                                                          =============

----------------

(a) All of the securities within the Portfolio of Investments, except for the BTA Bank JSC common stock, are available to serve as collateral for the outstanding loans.

(b) Securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the Fund's investment sub-advisor.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2012, securities noted as such amounted to $31,175,087 or 9.8% of net assets.

(d)   Zero coupon bond.

(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date. The interest rate shown reflects the rate in effect at December 31, 2012.

(f) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(g)   Non-income producing security.

(h) Aggregate cost for federal income tax purposes is $367,661,237. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $36,414,831 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,627,676.

Currency Abbreviations:
             AUD Australian Dollar                NGN Nigerian Naira
             BRL Brazilian Real                   NZD New Zealand Dollar
             CAD Canadian Dollar                  PEN Peruvian New Sol
             EUR Euro Dollar                      RSD Serbian Dinar
             GBP British Pound Sterling           RUB Russian Ruble
             HUF Hungarian Forint                 TRY Turkish Lira
             IDR Indonesian Rupiah                USD United States Dollar
             KZT Kazakhstani Tenge                UYU Uruguayan Peso
             MXN Mexican Peso                     ZAR South African Rand
             MYR Malaysian Ringgit



Page 12                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2012


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                              LEVEL 2         LEVEL 3
                                                           TOTAL           LEVEL 1          SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED           OBSERVABLE     UNOBSERVABLE
                                                        12/31/2012         PRICES             INPUTS          INPUTS
                                                       -------------    --------------    --------------   ------------
Foreign Sovereign Bonds and Notes*.................    $ 292,713,746    $           --    $  292,713,746   $         --
Foreign Corporate Bonds and Notes*.................      109,734,645                --       109,734,645             --
Common Stocks*.....................................                1                --                 1             --
                                                       -------------    --------------    --------------   ------------
Total Investments..................................      402,448,392                --       402,448,392             --
Forward Foreign Currency Contracts**...............          693,930                             693,930             --
                                                       -------------    --------------    --------------   ------------
Total..............................................    $ 403,142,322    $           --    $  403,142,322   $         --
                                                       =============    ==============    ==============   ============

                                                     LIABILITIES TABLE
                                                                                            LEVEL 2           LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE       UNOBSERVABLE
                                                        12/31/2012         PRICES           INPUTS            INPUTS
                                                       -------------    --------------    --------------   ------------
Forward Foreign Currency Contracts**...............    $    (769,582)   $           --    $     (769,582)  $         --
                                                       =============    ==============    ==============   ============

*  See the Portfolio of Investments for country breakout.

** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2012, the Fund transferred common stock valued at $1 from Level 1 to Level 2 of the fair value hierarchy. The common stock that transferred from Level 1 to Level 2 did so as a result of a lack of trading volume on the primary exchange.


CURRENCY EXPOSURE               % OF TOTAL
DIVERSIFICATION                INVESTMENTS+
USD                                55.5%
AUD                                13.3
RUB                                 5.0
BRL                                 5.0
ZAR                                 3.9
TRY                                 3.8
MXN                                 3.2
MYR                                 2.0
NGN                                 2.0
UYU                                 1.6
HUF                                 1.5
PEN                                 1.2
NZD                                 0.8
RSD                                 0.7
GBP                                 0.7
IDR                                (0.2)
CAD                                 0.0 ++
EUR                                 0.0 ++
KZT                                 0.0 ++
---------------------------------------
                       Total      100.0
                                  =====

+   The weightings include the impact of  currency forwards.
++  Amount is less than 0.01%.




                        See Notes to Financial Statements                Page 13

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
DECEMBER 31, 2012

                                        FORWARD FOREIGN CURRENCY CONTRACTS
                           ------------------------------------------------------------
                                                                           PURCHASE            SALE
                                                                         VALUE AS OF       VALUE AS OF       UNREALIZED
 SETTLEMENT     COUNTER-          AMOUNT                AMOUNT           DECEMBER 31,      DECEMBER 31,     APPRECIATION
    DATE         PARTY         PURCHASED (a)           SOLD (a)              2012              2012        (DEPRECIATION)
------------   ---------   ---------------------  -------------------  ----------------  ----------------  -------------
  01/24/13        JPM      EUR         1,780,000  USD       2,326,853  $      2,350,021  $      2,326,853  $      23,168
  01/24/13        JPM      MXN        69,865,000  USD       5,326,227         5,392,357         5,326,227         66,130
  01/24/13        CIT      ZAR        20,000,000  USD       2,242,278         2,350,867         2,242,278        108,589
  01/24/13        GS       USD        13,663,282  CAD      13,391,000        13,663,282        13,455,273        208,009
  01/24/13        JPM      USD         2,335,041  EUR       1,780,000         2,335,041         2,350,021        (14,980)
  01/24/13        GS       USD        14,890,303  GBP       9,224,000        14,890,303        14,982,936        (92,633)
  01/24/13        JPM      USD         7,999,178  HUF   1,711,960,000         7,999,178         7,731,743        267,435
  03/04/13        RBS      USD         5,768,334  IDR  55,938,419,000         5,768,334         5,760,374          7,960
  01/24/13        CIT      USD         6,396,174  MXN      82,707,000         6,396,174         6,383,535         12,639
  01/24/13        GS       USD        54,403,130  NZD      66,646,000        54,403,130        54,988,062       (584,932)
  01/24/13        CIT      USD         2,282,574  ZAR      20,000,000         2,282,574         2,350,867        (68,293)
  01/24/13        JPM      USD         2,361,635  ZAR      20,166,000         2,361,635         2,370,379         (8,744)
                                                                                                           -------------
Net Unrealized Appreciation (Depreciation)...............................................................  $     (75,652)
                                                                                                           =============

(a)   Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
     CIT   Citibank, NA
     GS    Goldman Sachs
     JPM   JPMorgan Chase
     RBS   Royal Bank of Scotland


Page 14                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2012


ASSETS:
Investments, at value
    (Cost $347,054,971)........................................................................     $ 402,448,392
Cash...........................................................................................         5,321,463
Foreign currency (Cost $2,792,351).............................................................         2,803,142
Unrealized appreciation on forward foreign currency contracts..................................           693,930
Prepaid expenses...............................................................................            11,315
Receivables:
   Interest....................................................................................         6,336,108
   Investment securities sold..................................................................         1,944,180
                                                                                                    -------------
      Total Assets.............................................................................       419,558,530
                                                                                                    -------------
LIABILITIES:
Outstanding loan...............................................................................        98,440,602
Unrealized depreciation on forward foreign currency contracts..................................           769,582
Payables:
   Investment advisory fees....................................................................           352,158
   Deferred Indonesian capital gains tax.......................................................           154,527
   Custodian fees..............................................................................            91,669
   Audit and tax fees..........................................................................            58,200
   Interest and fees on loans..................................................................            44,596
   Administrative fees.........................................................................            28,967
   Printing fees...............................................................................            23,435
   Legal fees..................................................................................             7,561
   Transfer agent fees.........................................................................             5,767
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................            10,448
                                                                                                    -------------
      Total Liabilities........................................................................        99,988,283
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 319,570,247
                                                                                                    =============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................     $ 286,588,252
Par value......................................................................................           174,006
Accumulated net investment income (loss).......................................................       (19,572,645)
Accumulated net realized gain (loss) on investments, forward foreign currency
  contracts and foreign currency transactions..................................................        (4,243,572)
Net unrealized appreciation (depreciation) on investments, forward foreign
  currency contracts and foreign currency translation..........................................        56,624,206
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 319,570,247
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................     $       18.37
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        17,400,622
                                                                                                    =============


                        See Notes to Financial Statements                Page 15

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $158,766)..........................................     $  27,005,957
Other..........................................................................................            53,796
                                                                                                    -------------
   Total investment income.....................................................................        27,059,753
                                                                                                    -------------
EXPENSES:
Investment advisory fees.......................................................................         4,052,766
Interest and fees on loans.....................................................................         1,167,989
Custodian fees.................................................................................           362,827
Administrative fees............................................................................           333,957
Printing fees..................................................................................            85,181
Legal fees.....................................................................................            79,844
Audit and tax fees.............................................................................            58,466
Transfer agent fees............................................................................            40,969
Trustees' fees and expenses....................................................................            30,833
Financial reporting fees.......................................................................             9,250
Other..........................................................................................           198,066
                                                                                                    -------------
   Total expenses..............................................................................         6,420,148
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................        20,639,605
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................        10,486,198
   Forward foreign currency contracts..........................................................        (3,979,494)
   Foreign currency transactions...............................................................        (4,114,586)
                                                                                                    -------------
Net realized gain (loss).......................................................................         2,392,118
                                                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        31,069,091
   Forward foreign currency contracts..........................................................        (2,375,994)
   Foreign currency translation................................................................           340,549
Net change in deferred Indonesian capital gains tax............................................          (154,527)
                                                                                                    -------------
Net change in unrealized appreciation (depreciation)...........................................        28,879,119
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        31,271,237
                                                                                                    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................     $  51,910,842
                                                                                                    =============


Page 16                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                          12/31/2012      12/31/2011
                                                                                        --------------  --------------
OPERATIONS:
Net investment income (loss).......................................................     $   20,639,605  $   21,142,480
Net realized gain (loss)...........................................................          2,392,118      (2,778,149)
Net change in unrealized appreciation (depreciation)...............................         28,879,119      (6,220,940)
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from operations....................         51,910,842      12,143,391
                                                                                        --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................        (22,937,807)    (26,944,561)
Net realized gain..................................................................                 --              --
Return of capital..................................................................         (4,194,342)       (166,478)
                                                                                        --------------  --------------
Total distributions to shareholders................................................        (27,132,149)    (27,111,039)
                                                                                        --------------  --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................            271,141         145,963
                                                                                        --------------  --------------
Net increase (decrease) in net assets resulting from capital transactions..........            271,141         145,963
                                                                                        --------------  --------------
Total increase (decrease) in net assets............................................         25,049,834     (14,821,685)

NET ASSETS:
Beginning of period................................................................        294,520,413     309,342,098
                                                                                        --------------  --------------
End of period......................................................................     $  319,570,247  $  294,520,413
                                                                                        ==============  ==============
Accumulated net investment income (loss) at end of period..........................     $  (19,572,645) $  (17,222,426)
                                                                                        ==============  ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................         17,385,109      17,376,792
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........             15,513           8,317
                                                                                        --------------  --------------
Common Shares at end of period.....................................................         17,400,622      17,385,109
                                                                                        ==============  ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................  $   51,910,842
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................    (217,581,368)
      Sales, maturities and paydowns of investments.............................     223,104,509
      Net amortization/accretion of premiums/discounts on investments...........      (1,409,805)
      Net realized gain/loss on investments.....................................     (10,486,198)
      Net realized gain/loss on foreign currency transactions (a)...............       4.022,033
      Net change in unrealized appreciation/depreciation on forward foreign
           currency contracts...................................................       2,375,994
      Net change in unrealized appreciation/depreciation on investments.........     (31,069,091)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...........................................         611,053
      Decrease in prepaid expenses..............................................             170
      Decrease in interest and fees on loans payable............................         (18,122)
      Increase in investment advisory fees payable..............................          19,604
      Increase in audit and tax fees payable....................................           4,000
      Decrease in legal fees payable............................................          (1,423)
      Increase in printing fees payable.........................................             110
      Increase in administrative fees payable...................................           1,462
      Increase in custodian fees payable........................................           2,889
      Increase in transfer agent fees payable...................................           1,561
      Increase in financial reporting fees payable..............................               1
      Increase in deferred Indonesian capital gains tax.........................         154,527
      Increase in other liabilities payable.....................................           6,018
                                                                                  --------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                    $  21,648,766
                                                                                                    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from Common Shares reinvested....................................         271,141
      Distributions to Common Shareholders from net investment income...........     (22,937,807)
      Distributions to Common Shareholders from return of capital...............      (4,194,342)
                                                                                  --------------
CASH USED IN FINANCING ACTIVITIES...............................................                      (26,861,008)
                                                                                                    -------------
Effect of exchange rate changes on Euro Loan (b)................................                          242,323
Decrease in cash and foreign currency (c).......................................                       (4,969,919)
Cash and foreign currency at beginning of period................................                       13,094,524
                                                                                                    -------------

Cash and foreign currency at end of period......................................                    $   8,124,605
                                                                                                    =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                    $   1,186,111
                                                                                                    =============


(a) This amount is a component of net realized gain (loss) on foreign currency transactions as shown on the Statement of Operations.

(b) This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.

(c) Includes net change in unrealized appreciation (depreciation) on foreign currency of $390,593.


Page 18                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                        12/31/2012     12/31/2011     12/31/2010     12/31/2009     12/31/2008
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period                    $    16.94     $     17.80    $     16.58    $     12.69    $     18.54
                                                        -----------    -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   1.18           1.22           1.28           1.47           1.46
Net realized and unrealized gain (loss)                        1.81          (0.52)          1.50           3.98          (5.75)
                                                        -----------    -----------    -----------    -----------    -----------
Total from investment operations                               2.99           0.70           2.78           5.45          (4.29)
                                                        -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (1.32)         (1.55)         (1.56)         (0.68)         (1.56)
Net realized gain                                                --             --             --             --             --
Return of capital                                             (0.24)         (0.01)            --          (0.88)            --
                                                        -----------    -----------    -----------    -----------    -----------
Total distributions                                           (1.56)         (1.56)         (1.56)         (1.56)         (1.56)
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                          $     18.37    $     16.94    $     17.80    $     16.58    $     12.69
                                                        ===========    ===========    ===========    ===========    ===========
Market value, end of period                             $     17.85    $     15.76    $     17.36    $     16.03    $     10.40
                                                        ===========    ===========    ===========    ===========    ===========
Total return based on net asset value (a)                     18.51%          4.37%         17.90%         47.48%        (23.14)%
                                                        ===========    ===========    ===========    ===========    ===========
Total return based on market value (a)                        23.85%         (0.44)%        18.93%         73.98%        (29.39)%
                                                        ===========    ===========    ===========    ===========    ===========

-----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  319,570$        294,520    $   309,342    $   287,961    $   220,286
Ratio of total expenses to average net assets                  2.09%          2.02%          2.13%          2.57%          3.55%
Ratio of total expenses to average net assets
  excluding interest expense and fees on loans                 1.71%          1.63%          1.65%          1.77%          1.83%
Ratio of net investment income (loss) to
  average net assets                                           6.72%          6.94%          7.41%          9.90%          8.72%
Portfolio turnover rate                                          56%            52%           101%            72%            66%
INDEBTEDNESS:
Total loans outstanding (in 000's)                      $    98,441    $    98,198    $    88,595    $    89,511    $    89,101
Asset coverage per $1,000 of indebtedness (b)           $     4,246    $     3,999    $     4,492    $     4,217    $     3,472

-----------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value ("NAV") per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b) Calculated by subtracting the Fund's total liabilities (not including the loans outstanding) from the Fund's total assets, and dividing by the outstanding loans balance in 000's.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2012


                              1. FUND DESCRIPTION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 7, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

On December 10, 2012, the Fund's Board of Trustees approved a change to certain of the Fund's investment strategies. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. As such, on or about April 30, 2013, the following Fund investment strategy will become effective:

      o The Fund may invest up to 5% of its Managed Assets in non-deliverable forward foreign exchange contracts for purposes of hedging.


                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1) benchmark yields;

      2) reported trades;

      3) broker/dealer quotes;

      4) issuer spreads;

      5) benchmark securities;

      6) bids and offers; and

      7) reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in the over-the counter market are valued at their closing bid prices.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2012


In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust" or the "Advisor") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to, the following:

      1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3) the type, size and cost of security;

      4) the financial statements of the issuer, or the financial condition of the country of issue;

      5) the credit quality and cash flow of the issuer, or country of issue, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8) the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

     11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);

     12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

     13) other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2012, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2012, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2012


C. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the year ended December 31, 2012, the amount of notional values of forward foreign currency contracts opened and closed were $904,648,360 and $891,721,328, respectively.

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates, have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the year ended December 31, 2012, primarily a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $52,017, an increase in accumulated net realized gain (loss) on investments by $3,385,236 and a decrease to paid-in capital of $3,333,219. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal year ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:                              2012             2011
Ordinary income.................................  $  22,937,807    $  26,944,561
Capital gain....................................             --               --
Return of capital...............................      4,194,342          166,478

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2012


As of December 31, 2012, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $          --
Undistributed capital gains.....................             --
                                                  -------------
Total undistributed earnings....................             --
Accumulated capital and other losses............     (3,048,251)
Net unrealized appreciation (depreciation)......     36,256,079
                                                  -------------
Total accumulated earnings (losses).............     33,207,828
Other...........................................       (399,839)
Paid-in capital.................................    286,762,258
                                                  -------------
Net assets......................................  $ 319,570,247
                                                  =============

F. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation)" on the Statement of Operations. The capital gains tax paid on securities sold is included in "Other" expenses on the Statement of Operations.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in tax years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Fund had capital loss carryforwards for federal income tax purposes of $2,142,594 expiring on December 31, 2017.

During the year ended December 31, 2012, the Fund utilized pre-enactment capital loss carryforwards in the amount of $3,333,219.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2012, the Fund intends to elect to defer net realized ordinary losses of $905,657.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of December 31, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2012


Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairman will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2012, were $217,581,368 and $225,048,689, respectively.

                                 5. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $120,000,000. As of December 31, 2012, the Fund had three loans outstanding under the revolving credit facility totaling $98,440,602. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $50,000,000, $36,000,000 and $12,440,602 (the U.S. Dollar
equivalent of a (euro)9,425,000 loan). For the year ended December 31, 2012, the average amount outstanding was $98,118,151. The high and low annual interest rates during the year ended December 31, 2012 were 1.97% and 0.95%, respectively, and the weighted average interest rate was 1.15%. The weighted average interest rate at December 31, 2012 was 1.09%. The revolving credit facility was scheduled to expire on January 2, 2013 but was extended through December 31, 2013. The Fund pays a commitment fee of 0.10% on any day that the loan balances exceed 50% of the total commitment and 0.15% at all other times, which is included in "Interest and fees on loans" on the Statement of Operations. Prior to January 2, 2013, the Fund paid a commitment fee of 0.15% on any day that the loan balances exceeded 50% of the total commitment and 0.30% at all other times.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2012


NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high yield" or "junk" bonds, are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: The Fund may invest in fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities.

EUROPE RISK: The Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the region and their effect on securities issued by European companies impossible to predict. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                               DECEMBER 31, 2012


LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On January 22, 2013, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on February 5, 2013, payable on February 15, 2013.

On February 20, 2013, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on March 5, 2013, payable on March 15, 2013.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust/Aberdeen Global Opportunity Income Fund as of December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                         DECEMBER 31, 2012 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                         DECEMBER 31, 2012 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the NYSE Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 8, 2012, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Form N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer to the Fund's public disclosure in such reports and that are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

The Fund meets the requirements of Section 853 of the Code and elects to pass through to its shareholders credit for foreign taxes paid. The net amount of income received by the Fund from sources within foreign countries and possessions of the United States is $23,477,976 (representing a total of $1.35 per share). The total amount of taxes paid to such countries is $158,766 (representing a total of $0.01 per share).

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2012, none qualified for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust Energy Infrastructure Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust/Aberdeen Global Opportunity Income Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Erickson was 15,491,768, the number of votes against was 306,991 and the number of abstentions was 1,586,350. The number of votes cast in favor of Mr. Kadlec was 15,481,458, the number of votes against was 317,301 and the number of abstentions was 1,586,350. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                         DECEMBER 31, 2012 (UNAUDITED)

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                     THE FIRST          OTHER
                                                                                                       TRUST       TRUSTEESHIPS OR
         NAME, ADDRESS,             TERM OF OFFICE                                                 FUND COMPLEX     DIRECTORSHIPS
        DATE OF BIRTH AND           AND LENGTH OF            PRINCIPAL OCCUPATIONS                  OVERSEEN BY        HELD BY
     POSITION WITH THE FUND           SERVICE(2)              DURING PAST 5 YEARS                     TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee        o Three-Year Term  Physician; President, Wheaton Orthopedics;       98        None
c/o First Trust Advisors L.P.                          Co-Owner and Co-Director (January 1996
120 East Liberty Drive,             o Since Fund       to May 2007), Sports Med Center for
  Suite 400                           Inception        Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                      Estate Limited Partnership; Member,
D.O.B.: 04/51                                          Sportsmed LLC

Thomas R. Kadlec, Trustee           o Three-Year Term  President (March 2010 to Present), Senior        98        Director of ADM
c/o First Trust Advisors L.P.                          Vice President and Chief Financial Officer                 Investor Services,
120 East Liberty Drive,             o Since Fund       (May 2007 to March 2010), Vice President                   Inc. and ADM
  Suite 400                           Inception        and Chief Financial Officer (1990 to May                   Investor Services
Wheaton, IL 60187                                      2007), ADM Investor Services, Inc. (Futures                International
D.O.B.: 11/57                                          Commission Merchant)

Robert F. Keith, Trustee            o Three-Year Term  President (2003 to Present), Hibs                98        Director of
c/o First Trust Advisors L.P.                          Enterprises (Financial and Management                      Trust Company
120 East Liberty Drive,             o Since June 2006  Consulting)                                                of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Three-Year Term  President and Chief Executive Officer (June      98        Director of
c/o First Trust Advisors L.P.                          2012 to Present), Dew Learning LLC                         Covenant
120 East Liberty Drive,             o Since Fund       (Educational Products and Services);                       Transport Inc.
  Suite 400                           Inception        President (June 2002 to Present), Covenant
Wheaton, IL 60187                                      College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee and      o Three-Year Term  Chief Executive Officer (December 2010           98        None
Chairman of the Board                                  to Present), President (until December
120 East Liberty Drive,             o Since Fund       2010), First Trust Advisors L.P. and First
  Suite 400                           Inception        Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                      Board of Directors, BondWave LLC
D.O.B.: 09/55                                          (Software Development Company/
                                                       Investment Advisor) and Stonebridge
                                                       Advisors LLC (Investment Advisor)

------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                         DECEMBER 31, 2012 (UNAUDITED)

                                                           TERM OF OFFICE
   NAME, ADDRESS AND        POSITION AND OFFICES           AND LENGTH OF                        PRINCIPAL OCCUPATIONS
     DATE OF BIRTH               WITH FUND                    SERVICE                            DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          President and Chief         o Indefinite Term           Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,    Executive Officer                                       and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o President and Chief       L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                      Executive Officer Since   Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                          January 2012              Development Company/Investment Advisor) and
                                                                                 Stonebridge Advisors LLC (Investment Advisor)
                                                     o Treasurer, Chief
                                                       Financial Officer and
                                                       Chief Accounting Officer
                                                       From Fund Inception to
                                                       January 2012

James M. Dykas           Treasurer, Chief Financial  o Indefinite Term           Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,    Officer and Chief                                       President (April 2007 to Present), Vice President
   Suite 400             Accounting Officer          o Treasurer, Chief          (January 2005 to April 2007), First Trust Advisors
Wheaton, IL 60187                                      Financial Officer and     L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66                                          Chief Accounting Officer
                                                       Since January 2012

                                                     o Assistant Treasurer from
                                                       December 2005 to January
                                                       2012

W. Scott Jardine         Secretary and Chief Legal   o Indefinite Term           General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,    Officer                                                 Trust Portfolios L.P. and BondWave LLC
   Suite 400                                         o Since Fund Inception      (Software Development Company/Investment
Wheaton, IL 60187                                                                Advisor); Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                    (Investment Advisor)

Daniel J. Lindquist      Vice President              o Indefinite Term           Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                            Present), First Trust Advisors L.P. and First Trust
   Suite 400                                         o  Since December 2005      Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher          Assistant Secretary and     o Indefinite Term           Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,    Chief Compliance Officer                                First Trust Advisors L.P. and First Trust
   Suite 400                                         o Assistant Secretary       Portfolios L.P.
Wheaton, IL 60187                                      since Fund Inception
D.O.B.: 12/66
                                                     o Chief Compliance Officer
                                                       since January 2011

------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                         DECEMBER 31, 2012 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $49,000 for 2011 and $53,000 for 2012.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2011 and $0 for 2012.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2011 and $0 for 2012.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2011 and $0 for 2012. These fees in 2011 were for tax preparation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2011 and $0 for 2012.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2011 and $0 for 2012.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2011 and $0 for 2012.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2011 were $5,200 and $6,200, for the Registrant and the Registrant's investment adviser, respectively and for 2012 were $0 and $4,120 for the Registrant and the Registrant's investment adviser, respectively.

(h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)    Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                       ABERDEEN U.S. REGISTERED ADVISERS
                      PROXY VOTING POLICIES AND PROCEDURES

                             AS OF FEBRUARY 8, 2010

The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen US"),

Aberdeen Asset Management Asia Limited, a Singapore Corporation ("Aberdeen Singapore"), Aberdeen Asset Management Limited, an Australian Corporation ("Aberdeen AU"), and Aberdeen Asset Management Investment Services Limited, a UK Corporation ("AAMISL"), (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen"). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client IS proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 - Investment Fund Continuous Disclosure.

I.    DEFINITIONS

A. "Best interest of clients". Clients' best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.   GENERAL VOTING POLICIES

A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients' directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients or the clients' designees.

2. Limited Value. An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client's direction or may request that the client vote the proxy directly.

G. Sources of Information. The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers' clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.  SPECIFIC VOTING POLICIES

A.    General Philosophy.

      o Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

      o Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

      o Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-bycase basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.   PROXY VOTING PROCEDURES

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland ("PA-UK"). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge and Institutional Shareholder Services ("ISS"). Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts ("Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients;
(4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The proxy administration process is carried out by the PA-UK. The PA-UK ensures that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the PA-UK will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK. The Analyst may consult with the PA-UK as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the PA-UK and the Corporate Governance Group ("CGG") in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The PA-UK is responsible for ensuring that votes for Aberdeen Advisers' clients are cast in a timely fashion and in accordance with these Policies and Procedures. In addition, the PA-UK is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.

In the event that a material conflict of interest is identified by an Analyst, decisions on how to vote will be referred to the Corporate Governance Group ("CGG"). The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from portfolio management teams. The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues. If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the PA-UK. If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

The PA-UK helps facilitate and coordinate proxy voting for U.S. clients of the Aberdeen Advisers. The Aberdeen Advisers have engaged Proxy Edge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. Aberdeen has also engaged ISS, a third party service provider, to provide (I) notification of impending votes;
(2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E. Review. PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.    DOCUMENTATION, RECORDKEEPING AND REPORTING REQUIREMENTS

A.    Documentation.

      Each Adviser's Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

      The PA-UK is responsible for:

1. Overseeing the proxy voting process;
2. Consulting with portfolio managers/analysts for the relevant portfolio security; and
3. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.    Record Keeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS or Proxy Edge, depending on the client account.

A US Fund's proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th (beginning August) I, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records .

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund's website no later than August 31 of each year. Upon receipt of a client or securityholder's request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund's proxy voting record, without charge, to any client or securityholder upon a request made by the client Or securityholder after August 31.

D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF FEBRUARY 13, 2013

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group") and serves as the investment sub-advisor to the registrant. Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

Investment decisions for the registrant are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests.

Jozsef Szabo, Head of Global Macro

Jozsef Szabo joined Aberdeen in 2011 from the central bank of Hungary where for the last six years he had managed fixed income portfolios as a part of the official FX reserves management operations. Previously, Mr. Szabo worked in monetary analysis within the central bank and served as secretary to the Monetary Council. Prior to that, Mr. Szabo worked for the Hungarian Government Debt Management Agency.

Brett Diment, Head of Emerging Market Debt

Mr. Diment is Head of Emerging Market Debt and joined Aberdeen following the acquisition of Deutsche Asset Management ("Deutsche") in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by Aberdeen.

Edwin Gutierrez, Portfolio Manager, Global Emerging Market Debt

Mr. Gutierrez is a Portfolio Manager on the Global Emerging Market Debt Team and has been with Aberdeen since December 2005.

Max Wolman, Portfolio Manager, Global Emerging Market Debt

Mr. Wolman is a Portfolio Manager on the Global Emerging Market Debt Team and has been with Aberdeen since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Markets Debt Investment Committee at Aberdeen and is also responsible for the daily implementation of the investment process.

Esther Chan, Portfolio Manager, Global Emerging Market Debt

Ms. Chan is a Portfolio Manager on the Global Emerging Market Debt team. Ms. Chan joined Aberdeen in the Singapore office in 2005 where she started as a corporate credit analyst and trader working across investment-grade and high-yield assets in the region. Ms. Chan has six years of experience in the asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt and Emerging Market Corporates.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

      OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER


INFORMATION PROVIDED AS OF DECEMBER 31, 2012

(assets in millions).

                                                                                          # of Accounts
                                                                                          --------------
                                                                                           Managed for    Total Assets
                                                                                           ------------   -------------
                                                                    Total                     which         for which
                                                                   ------                     ------       ----------
   Name of Portfolio Manager                                        # of                   Advisory Fee   Advisory Fee
   --------------------------                                       -----                 -------------   -------------
        or Team Member                                            Accounts      Total      is Based on     is Based on
        --------------                                            ---------     ------     ------------   ------------
                                     Type of Accounts***           Managed      Assets     Performance     Performance
                                     -------------------           -------      ------     -----------     -----------

   1.  Jozsef Szabo           Registered Investment Companies:         9         $846.90        0                 $0
                              Other Pooled Investment Vehicles:       88      $18,227.70        0                 $0
                              Other Accounts:                        173      $30,295.22        2            $296.26

   2.  Brett Diment           Registered Investment Companies:         9         $846.90        0                 $0
                              Other Pooled Investment Vehicles:       88      $18,227.70        0                 $0
                              Other Accounts:                        173      $30,295.22        2            $296.26

   3.  Edwin Gutierrez        Registered Investment Companies:         9         $846.90        0                 $0
                              Other Pooled Investment Vehicles:       88      $18,227.70        0                 $0
                              Other Accounts:                        173      $30,295.22        2            $296.26

   4.  Max Wolman             Registered Investment Companies:         9         $846.90        0                 $0
                              Other Pooled Investment Vehicles:       88      $18,227.70        0                 $0
                              Other Accounts:                        173      $30,295.22        2            $296.26

   5.  Esther Chan            Registered Investment Companies:         9         $846.90        0                 $0
                              Other Pooled Investment Vehicles:       88      $18,227.70        0                 $0
                              Other Accounts:                        173      $30,295.22        2            $296.26

POTENTIAL CONFLICTS OF INTERESTS

The Sub-Adviser believes that there are no material conflicts of interest in connection with any Portfolio Manager's management of the registrant's investments and investments of other accounts. The Sub-Adviser has adopted the CFA Institute Code of Ethics and Standards of Professional Conduct and adherence by all employees is mandatory. All employees are expected to avoid any employment, associations or business activities, including personal investments, that interfere with their duties to Aberdeen, divide their loyalty or create or appear to create a conflict of interest. Employees must promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer.

With regards to allocation, the Sub-Adviser has adopted Best Execution, Soft Dollar, Order Aggregation, and Trade Allocation Policies & Procedures designed among other things to ensure fair treatment of all accounts.

Aberdeen Asset Management Inc. aggregates orders so as to realize the benefits of larger block orders. When executing aggregated orders, it seeks to allocate opportunities to all clients in a consistent manner. Most portfolios are managed to a model based on common attributes to a benchmark with low dispersion between accounts and benchmarks. This is accomplished through the calculation of a 'median account' with this median account becoming the model portfolio. Certain situations such as new portfolio fundings, unique guideline restrictions and the fundability of certain security types may cause us to adjust our weightings. However over time, we expect to minimize the dispersion of account holdings around the model portfolio.

New Issue Allocation
--------------------

Aberdeen seeks to allocate new issue opportunities to all clients in a consistent manner.

New issue opportunities are allocated according to the following factors:

1. All portfolios are ranked based on their account composition versus their benchmark. The portfolio management team will set a minimum acceptable position size (in terms of percent of market value) for the security.

2. Next, we define the target percentage for our Barclays Capital Aggregate Bond Index ("BCAB") portfolios, depending on the characteristics of the security or the percentage of the account based on that securities' contribution to duration and the current composition of each account.

3. For portfolios with a benchmark other than BCAB, we may adjust the target allocation to reflect the characteristics of the BCAB benchmark.

4. We then determine our desired total par value and give our indication of interest.

5. If our order is completely filled, we will allocate according to the steps outlined above. If we are allotted a significant percentage of our order (typically 70% or more), we will allocate pro-rata based on the initial allocation developed from the steps outlined above. If we are not allotted a significant percentage of our order, we will remove the non-BCAB benchmark adjustments and allocate pro-rata based on market value of participating accounts. If this continues to result in accounts receiving less than the minimum target position size, the least deserving accounts (defined as those accounts that are closest to the model account) will be eliminated from the allocation.

Batch Transaction and Allocation Policy - Equity
------------------------------------------------

Where practicable, all client portfolio orders for the same security should be combined or "batched" and executed as block transactions in order to facilitate best execution as well as for the purpose of negotiating more favorable brokerage commissions. Where a block trade is executed for a number of client accounts, the average execution price on all of the purchases and sales that are aggregated to this purpose should be used for all accounts.

If an entire block is not fully executed on the same day, an allocation method should be administered that is fair and reasonable to all clients. If it is not practicable to allocate the executed portion of the block on a pro rata basis, allocation may be done on a random account basis (alphabetically, numerically, or otherwise), but any procedure administered should not operate to consistently favor or disfavor the same client accounts. If any method is to be used other than a pro rata method, the manner in which the shares are to be allocated should be documented, disclosed and signed off by the Chief Compliance Officer.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF DECEMBER 31, 2012

Aberdeen Asset Management PLC's ("Aberdeen") remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen's policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group's overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen's policy is to pay a fair salary commensurate with the individual's role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen's policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group's overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives' interests with Aberdeen's sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team's bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager's discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team's and individual's performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager's compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one's control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and 'hot' themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.

Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen's dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen PLC for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

THE INFORMATION BELOW IS AS OF DECEMBER 31, 2012

       Name of Portfolio Manager        Dollar ($) Range of
                  or                        Fund Shares
              Team Member               Beneficially Owned
       -------------------------        -------------------
             Jozsef Szabo                       $0
             Brett Diment                       $0
            Edwin Guiterrez                     $0
              Max Wolman                        $0
              Esther Chan                       $0


(B)    Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust/Aberdeen Global Opportunity Income Fund
          -----------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date  February 25, 2013
     ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date  February 25, 2013
     ----------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer
                                        and Chief Accounting Officer
                                        (principal financial officer)

Date  February 25, 2013
     ----------------------

* Print the name and title of each signing officer under his or her signature.